UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2011

Baker Hughes Incorporated

(Exact name of registrant as specified in charter)

Delaware	1-9397	76-0207995
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

2929 Allen Parkway, Houston, Texas		77019
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 439-8600

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

In November 2011 Baker Hughes Incorporated (the “Company” or “Baker Hughes”) increased its commercial paper program from $1.0 billion to $2.5 billion. The maximum maturity for short-term commercial paper issued under the program is 270 days. The amount Baker Hughes may issue under the commercial paper program now equals the amount of its five-year committed $2.5 billion revolving credit facility that expires in September 2016 (the “Credit Facility”). To the extent the Company has amounts outstanding under the Credit Facility, its aggregate ability to issue commercial paper is reduced. At December 1, 2011, Baker Hughes had no outstanding commercial paper and no amounts outstanding under the Credit Facility.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAKER HUGHES INCORPORATED

Dated: December 1, 2011	By:	/s/ Sandra E. Alford
Sandra E. Alford Corporate Secretary